EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND Supplement to Prospectus dated March 1, 2008

Effective September 1, 2008, Eaton Vance Tax-Managed Small-Cap Growth Fund (the “Fund”) intends to implement a name change recently approved by the Fund’s Board of Trustees and to make modifications to its disclosure to reflect this change. Effective October 23, 2008, the Fund will modify the way it defines small-cap companies. The Fund currently invests its assets in Tax-Managed Small-Cap Growth Portfolio (the “Portfolio”), a separate registered investment company with the same objective and policies as the Fund. Identical changes will be made to the Portfolio’s disclosure.

1. Effective September 1, 2008, Eaton Vance Tax-Managed Small-Cap Growth Fund will change its name to Eaton Vance Tax-Managed Small-Cap Fund and Tax-Managed Small-Cap Growth Portfolio will change its name to Tax-Managed Small-Cap Portfolio.

2. Effective September 1, 2008, the following will replace “Eaton Vance Tax-Managed Small-Cap Growth Fund” under “Investment Objectives and Principal Strategies” in “Fund Summaries”:

Eaton Vance Tax-Managed Small-Cap Fund. Tax-Managed Small-Cap Fund’s investment objective is to achieve long-term, after-tax returns for its shareholders. The Fund invests primarily in a diversified portfolio of common stocks of small-cap companies that, in the opinion of the investment adviser, are expected to achieve earnings growth over the long term that exceeds the average of all publicly-traded companies in the United States. The portfolio manager generally considers small-cap companies to be those companies with market capitalizations comparable to companies included in the S&P SmallCap 600 Index. The Fund normally invests at least 80% of its net assets in equity securities of small-cap companies. Although it invests primarily in domestic companies, the Fund may invest up to 25% of its total assets in foreign securities.

3. Effective September 1, 2008, the following will replace the sixth and seventh paragraphs under “The Eaton Vance Tax-Managed Portfolios” in “Investment Objectives & Principal Policies and Risks”:

Small-Cap Portfolio invests in a diversified portfolio of publicly-traded stocks of small-cap companies. The portfolio manager generally considers small-cap companies to be companies with market capitalizations comparable to companies included in the S&P SmallCap 600 Index. Small-Cap Portfolio normally will invest at least 80% of its net assets in equity securities of small-cap companies. The Portfolio may also invest in larger companies.

The portfolio manager generally seeks to purchase stocks that are expected to demonstrate earnings growth over the long term that exceeds the average earnings growth rates of all publicly-traded companies in the United States. In making investment decisions, the portfolio manager relies on the investment adviser’s research staff. In selecting companies for investment, the investment adviser may consider overall growth prospects, financial condition, competitive position, technology, marketing expertise, profit margins, return on investment, capital resources, management and other factors. The portfolio manager may sell a security when the investment adviser’s price objective for the stock is reached, the fundamentals of the company change or to pursue more attractive investment options. The Portfolio’s holdings will represent a number of different industries, and less than 25% of the Portfolio’s total assets will be invested in any one industry.

4. Please note the following important change to the way the Fund and Portfolio will define small-cap companies effective October 23, 2008:

The portfolio manager generally considers small-cap companies to be companies having a market capitalization that falls (i) within or below the range of companies in either the current S&P SmallCap 600 Index or the Russell 2000 Index or (ii) below the three-year average maximum market cap of companies in either index as of December 31 of the three preceding years.

August 18, 2008	TMSCGPS